UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                          reported): February 26, 2004

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-14164                 95-3518892
            --------                      -------                 ----------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)

                       401 North Wabash Avenue, Suite 740
                                Chicago, IL 60611
                    (Address of principal executive offices)
                                   (Zip Code)

                          (312) 321-2299 (Registrant's
                     telephone number, including area code)



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               ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


         On January 25, 2004, the Corporate Review Committee of the Board of Directors of Hollinger International (the "COMPANY") unanimously approved a shareholder rights plan (the "RIGHTS AGREEMENT") for the benefit of shareholders of the Company, along with the declaration of a dividend of rights to acquire preferred stock subject to a determination by a court of competent jurisdiction that the Corporate Review Committee remains, among other things, a duly authorized committee with the power to declare the dividend. On February 26, 2004 and February 27, 2004, the Company announced that the Delaware Chancery Court issued a ruling which confirmed the standing and power of the Corporate Review Committee. Accordingly, a Determination Date (as defined in the Rights Agreement) has occurred and rights were automatically issued to the holders of record of the Company's Class A Common Stock and Class B Common Stock as of February 5, 2004. A copy of the Press Releases dated February 26, 2004 and February 27, 2004 are filed as Exhibit 99.1 and 99.2 respectively, to this filing.

         The Rights are subject to the terms of the Rights Agreement, dated as of January 25, 2004, between our Company and Mellon Investor Services LLC as the Rights Agent. The Rights Agreement is attached as Exhibit 4.1 to the Company's Form 8-K filed January 26, 2004, and contains a Summary of Rights to Purchase Preferred Shares annexed as Exhibit C to the Rights Agreement. For a description of the Rights Agreement and the Rights, please see the Summary of Rights to Purchase Preferred Shares and the press release filed as Exhibit 99.3 to our Form 8-K filed on January 26, 2004.

                                ITEM 7. EXHIBITS


The exhibits filed with this report are as follows:


Exhibit 99.1      Press Release dated February 26, 2004.

Exhibit 99.2      Press Release dated February 27, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HOLLINGER INTERNATIONAL INC.
                                       (Registrant)

Date: February 27, 2004                By: /s/ Gordon A. Paris
                                           ------------------------------------
                                           Gordon A. Paris
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER                 DESCRIPTION
--------------                 -----------

99.1                    Press Release dated February 26, 2004.

99.2                    Press Release dated February 27, 2004.